Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Counselor Series Trust (Invesco Counselor Series Trust):

We consent to the use of our report dated October 25, 2018 on the financial statements of Oppenheimer Capital Appreciation Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

December 19, 2019

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Counselor Series Trust (Invesco Counselor Series Trust):

We consent to the use of our report dated November 21, 2018 on the financial statements of Oppenheimer Discovery Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

December 19, 2019

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Counselor Series Trust (Invesco Counselor Series Trust):

We consent to the use of our report dated November 21, 2018 on the financial statements of Oppenheimer Master Loan Fund, LLC, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

December 19, 2019

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Counselor Series Trust (Invesco Counselor Series Trust):

We consent to the use of our report dated July 25, 2018 on the financial statements of Oppenheimer Short Term Municipal Fund, formerly Oppenheimer Rochester Short Term Municipal Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

December 19, 2019